UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

OP BANCORP

(Exact name of registrant as specified in its charter)

California	001-38437	81-3114676
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Wilshire Blvd., Suite 500, Los Angeles, CA	90017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 892-9999

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	OPBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.02.	Results of Operations and Financial Condition

On April 22, 2021, OP Bancorp, (the “Company”), the bank holding company of Open Bank (the “Bank”), issued a press release announcing preliminary unaudited results for the first quarter ended March 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events

On April 22, 2021, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.07 per common share. The cash dividend is payable on or about May 20, 2021 to all shareholders of record as of the close of business on May 6, 2021. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in this report set forth under Item 2.02 and Item 8.01 of form 8-K and the exhibits hereto shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Securities Act of 1934, except as expressly stated by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits

(D)    Exhibits.

99.1	Press Release of OP Bancorp, issued April 22, 2021, entitled “OP Bancorp Reports First Quarter of 2021”.

99.2	Press Release of OP Bancorp, issued April 22, 2021, entitled “OP Bancorp Declares Quarterly Cash Dividend of $0.07 per Share”.

99.3	Earnings Presentation, 2021 First Quarter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of OP Bancorp, issued April 22, 2021 entitled “OP Bancorp Reports First Quarter of 2021”.

99.2	Press Release of OP Bancorp, issued April 22, 2021, entitled “OP Bancorp Declares Quarterly Cash Dividend of $0.07 per Share”.

99.3	Earnings Presentation, 2021 First Quarter

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OP Bancorp

DATED: April 23, 2021	By:	/s/ Christine Oh
Christine Oh
Executive Vice President and
Chief Financial Officer

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